UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 28, 2011 (the “Effective Date”), Alexandria Real Estate Equities, Inc. and certain of its subsidiaries (collectively, the “Company”) entered into a third amendment (the “Third Amendment”) to the Company’s second amended and restated credit agreement dated October 31, 2006, as further amended on December 1, 2006 and May 2, 2007 (the “Existing Credit Agreement,” and as amended by the Third Amendment, the “Amended Credit Agreement”).

The Third Amendment amends the Existing Credit Agreement to, among other things, increase the maximum permitted borrowings under the credit facilities from $1.9 billion to $2.25 billion, consisting of a $1.5 billion unsecured revolving credit facility (increased from $1.15 billion) and a $750 million unsecured term loan (together the “Unsecured Credit Facility”) and provide the Company an accordion option to increase commitments under its Unsecured Credit Facility by up to an additional $300 million.  Borrowings under the Unsecured Credit Facility bear interest at LIBOR or the specified base rate, plus in either case a margin specified in the Amended Credit Agreement (the “Applicable Margin”).  The Applicable Margin for the Company’s LIBOR borrowings under the revolving credit facility was initially set at 2.4% as of the Effective Date.   The Applicable Margin for the Company’s LIBOR borrowings under the unsecured term loan remained unchanged at 1.0% as of the Effective Date.

Under the Third Amendment, the maturity date for the unsecured revolving credit facility will be January 28, 2015, provided that the Company exercises its sole right under the amendment to extend this maturity date twice by an additional six months after each exercise.  The maturity date for the unsecured term loan remains unchanged at October 2012, assuming the Company exercises its sole right to extend the maturity date by one year.  The Third Amendment also modifies certain financial covenants with respect to the Unsecured Credit Facility, including the fixed charge coverage ratio, secured debt ratio, leverage ratio, minimum book value, and interest coverage ratio covenants, and adds covenants relating to an unsecured leverage ratio and unsecured debt yield.  According to the financial covenants under the Third Amendment, we must not, as of the last day of any fiscal quarter, permit our:

•                  leverage ratio to exceed 60%

•                  unsecured leverage ratio to exceed 60%

•                  fixed charged coverage ratio to be less than 1.50

•                  unsecured debt yield to be less than 11% until June 30, 2011 and 12% thereafter

•                  minimum book value to be less than the sum of $2.0 billion and 50% of the net proceeds of equity offerings after the Effective Date

•                  secured debt ratio to exceed 40%

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Citigroup Global Markets Inc. serve as Joint Lead Arrangers, Bank of America, N.A. serves as Administrative Agent, JPMorgan Chase Bank, N.A. and Citibank, N.A. serve as Co-Syndication Agents, and The Bank of Nova Scotia, Barclays Bank PLC, The Royal Bank of Scotland PLC, BBVA Compass Bank and RBC Capital Markets serve as Co-Documentation Agents under the Third Amendment.

The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2011.

Item 2.02.  Results of Operations and Financial Condition.

On February 2, 2011, we issued a press release entitled “Alexandria Real Estate Equities, Inc. Reports Fourth Quarter and Year Ended December 31, 2010 Financial and Operating Results” which sets forth our results of operations and financial condition for the fourth quarter and year ended December 31, 2010.  That press release referred to certain supplemental information that is available on our website at www.labspace.com.  Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Current Report on Form 8-K, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

99.1                Press Release dated February 2, 2011.

99.2                Alexandria Real Estate Equities, Inc.’s Supplemental Financial, Operating, & Property Information for the fourth quarter and year ended December 31, 2010.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements include words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of these words or similar words, and include (without limitation) statements regarding the anticipated maturity date of the unsecured revolving credit facility and unsecured term loan under the Amended Credit Agreement.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

February 3, 2011	By:	/s/ Joel S. Marcus
Joel S. Marcus
Chairman/Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer
(Principal Financial and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated February 2, 2010.
99.2	Alexandria Real Estate Equities, Inc.’s Supplemental Financial, Operating, & Property Information for the fourth quarter and year ended December 31, 2010.